SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 8, 2008

Green Plains Renewable Energy, Inc.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

333-121321	84-1652107
(Commission file number)	(IRS employer identification no.)

9420 Underwood Ave., Suite 100, Omaha, Nebraska	68114
(Address of principal executive offices)	(Zip code)

(402) 884-8700

 (Registrant’s telephone number, including area code)

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The previously-announced proposed merger between Green Plains Renewable Energy, Inc. (“Green Plains”), and VBV LLC (“VBV”) and certain VBV subsidiaries is being submitted for approval to the shareholders of Green Plains and the members of VBV and its subsidiaries. The special meeting of Green Plains’ shareholders to vote on the merger will be held on October 10, 2008. The special meetings for the members of VBV and its subsidiaries will be held on October 7, 2008. The related Form S-4 registration statement of Green Plains was declared effective on September 5, 2008, and the proxy statement/prospectus will be mailed to Green Plains’ shareholders on or about September 10, 2008, and to VBV and its subsidiary members on or about September 12, 2008.

If approved by Green Plains’ shareholders, as well as VBV and its subsidiary members, the closing of the merger is subject to certain additional conditions and contingencies. Closing is expected to occur on or about October 14, 2008.

The press release announcing these matters is attached hereto as Exhibit 99.1

Additional Information

GREEN PLAINS’ INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING VBV AND THE PROPOSED MERGER.

Filings containing information about Green Plains are currently available at the SEC website (www.sec.gov).  A free copy of the registration statement and the proxy statement/prospectus is available at that site. Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request as follows: Green Plains Renewable Energy, Inc., Attn: Scott B. Poor, Corporate Counsel/Director of Investor Relations, 9420 Underwood Avenue, Suite 100, Omaha, NE 68114 or by telephone at (402) 884-8700. Neither this communication nor the prospectus/proxy statement will constitute an offer to issue Green Plains common stock in any jurisdiction outside the United States where such offer or issuance would be prohibited – such an offer or issuance will only be made in accordance with the applicable law of such jurisdiction.

Green Plains and its respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Green Plains in connection with the proposed merger transactions. Information about the directors and executive officers of Green Plains is set forth in the proxy statement for Green Plains’ 2008 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2008. Additional information regarding the interests of those participants and other persons who may be deemed participants in the merger transactions may be obtained by reading the proxy statement/prospectus regarding the proposed merger. You may obtain free copies of these documents as described in the preceding paragraph.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release dated September 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	GREEN PLAINS RENEWABLE ENERGY, INC. By: /s/ Wayne B. Hoovestol Wayne B. Hoovestol Chief Executive Officer (Principal Executive Officer)

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